460941-1
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 6, 2005
                                                           ------------

                                   NUCO2 INC.
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

  FLORIDA                            0-27378                 65-0180800
  -------                            -------                 ----------
 (State or Other Jurisdiction     (Commission                (IRS Employer
  of Incorporation)               File Number)               Identification No.)

   2800 S.E. MARKET PLACE, STUART, FLORIDA                          34997
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (772) 221-1754
                                                           --------------

                                       N/A
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 6, 2005, NuCO2 Inc. (the "Company") entered into an Employment
Agreement with John E. Wilson pursuant to which the Company employs Mr. Wilson as its Executive Vice President and Chief Customer Officer. The Employment
Agreement is attached hereto as Exhibit 10.1

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     Exhibit No.      Description
     -----------      -----------

     10.1             Employment Agreement effective as of June 6, 2005, by and
                      between the Company and John E. Wilson.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NUCO2 INC.

Date: June 8, 2005                     By: /s/ Eric M. Wechsler
                                           ----------------------------------
                                           Eric M. Wechsler,
                                           General Counsel